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                                                                   EXHIBIT 10.39


                                                April 13, 2001


PSC, Inc.
PSC Scanning, Inc.
675 Basket Road
Webster, New York  14580-9787
Attention: Edward Borey, President and
           Chief Executive Officer
           Elizabeth J. McDonald, Vice President and
           Corporate Counsel


                             Re: PSC Scanning, Inc.
                                 ------------------


Ladies and Gentlemen:

            Reference is hereby made to the Credit Agreement dated as of July 12, 1996 (as amended, the "Credit Agreement") by and among PSC Scanning, Inc. ("PSC Scanning"), PSC Inc., as guarantor ("PSC"), the lenders party thereto (the "Lenders") and Fleet Bank, N.A. as administrative agent (the "Administrative Agent"). Capitalized terms used but not defined herein shall be given the meanings accorded to such terms in the Credit Agreement.

            Attached hereto as Annex 1 is a term sheet (the "Term Sheet") setting forth our agreement on the terms of an amendment to or amendment and restatement of the Credit Agreement. The parties hereto agree to promptly prepare and execute all documentation required in connection with such amendment or amendment and restatement. Such documentation will not contain any economic terms with respect to principal, interest, fees or financial covenants more restrictive than those set forth in the Term Sheet. The Lenders and the Administrative Agent hereby waive the Specified Events of Default (as defined in the Waiver dated as of April 1, 2001). This letter agreement shall be superceded and replaced upon completion of documentation in connection with the amendment or amendment and restatement to the Credit Agreement referred to above.

            By each parties' signature below, each such party acknowledges that it is duly authorized to approve the Term Sheet and agrees that the terms of the Credit Agreement shall be deemed to be modified effective as of the date hereof as set forth in the Term Sheet.
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            Please return executed counterparts of this letter agreement to Rick
Hyman at Mayer, Brown & Platt (fax no. 212-849-5664).

                                   Very truly yours,

                                   FLEET NATIONAL BANK, as Administrative Agent, Issuing Bank and Lender


                                   By:
                                      ---------------------------------


                                   CITIZENS BANK OF MASSACHUSETTS, as a Lender


                                   By:
                                      ---------------------------------------


                                   HSBC BANK USA, as a Lender


                                   By:
                                      ---------------------------------------


                                   KEY BANK, as a Lender


                                   By:
                                      ---------------------------------------


                                   THE CHASE MANHATTAN BANK, as a Lender


                                   By:
                                      ---------------------------------------


                                   M&T BANK, as a Lender


                                   By:
                                      ---------------------------------------
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ACKNOWLEDGED AND AGREED


PSC INC.


By:
   -------------------------


PSC SCANNING, INC.


By:
   -------------------------


PSC AUTOMATION, INC.


By:
   -------------------------


INSTAREAD CORPORATION


By:
   -------------------------


PERCON INCORPORATED


By:
   -------------------------


PSC BELGIUM, INC.


By:
   -------------------------